Equity (Tables)	9 Months Ended
Sep. 30, 2025
Equity [Abstract]
Schedule of Net Sales, Net Income, Cash Provided by Operations, Total Assets and Total Liabilities
	Nine-month period ended September 30,
	2025	2024

Net Revenue	13,979,716	13,506,227
Net Income	995,413	851,451
Net cash provided by operating activities	1,080,440	1,640,792

	September 30, 2025	December 31, 2024

Total assets	9,952,401	10,650,576
Total liabilities	6,396,724	6,397,180
Total equity	3,555,677	4,253,396